EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Linkwell Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Xuelian Bian, CEO and President of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: August 17, 2007                                By: /s/ Xuelian Bian
                                                         -----------------------
                                                         Xuelian Bian, Chief
                                                         Executive Officer,
                                                         Principal Financial
                                                         Accounting Officer